BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 12/31/02
Distribution Date: 1/27/03
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Balances
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                                                                 Initial      Period End
   Securitization Value                                   $1,547,538,089    $477,133,342
   Reserve Account                                           $81,245,750    $104,458,821
   Class A-1 Notes                                          $180,000,000              $0
   Class A-2 Notes                                          $600,000,000              $0
   Class A-3 Notes                                          $300,000,000      $9,595,253
   Class A-4 Notes                                          $389,660,000    $389,660,000
   Subordinated Note                                         $30,951,089     $30,951,089
   Class B Certificates                                      $46,927,000     $46,927,000

Current Collection Period
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Beginning Securitization Value                              $545,827,008
  Principal Reduction Amount                                 $68,693,666

Ending Securitization Value                                 $477,133,342

Calculation of Required 2000-A SUBI Collection
  Account Amount Collections
      Receipts of Monthly Payments                           $12,078,934
      Sale Proceeds                                          $13,238,537
      Termination Proceeds                                   $39,659,540
      Recovery Proceeds                                         $943,535
      Total Collections                                      $65,920,546

      Servicer Advances                                      $23,479,120
      Reimbursement of Previous Servicer Advances           ($15,816,123)

   Required 2000-A SUBI Collection Account Amount            $73,583,543

Servicer Advance Amounts
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   Beginning Period Unreimbursed Previous Servicer Advance   $33,927,518
   Current Period Monthly Payment Advance                       $810,079
   Current Period Sales Proceeds Advance                     $22,669,041
   Current Reimbursement of Previous Servicer Advance       ($15,816,123)
   Ending Period Unreimbursed Previous Servicer Advances     $41,590,515

Collection Account
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   Deposits to 2000-A SUBI Collection Account                $73,583,543
   Withdrawals from 2000-A SUBI Collection Account
      Servicing Fees                                            $454,856
      Note Distribution Account Deposit                       $2,599,059
      Reserve Fund Deposit - Subordinated Noteholder Interest   $180,548
      Certificate Distribution Account Deposit                  $273,741
      Monthly Principal Distributable Amount                 $68,693,666
      Reserve Fund Deposit - Excess Collections               $1,381,674
      Payments to Transferor                                          $0
   Total Distributions from 2000-A SUBI Collection Account   $73,583,543

Note Distribution Account
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   Amount Deposited from the Collection Account              $71,292,725
   Amount Deposited from the Reserve Account                          $0
   Amount Paid to Noteholders                                $71,292,725

Certificate Distribution Account
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   Amount Deposited from the Collection Account                 $273,741
   Amount Deposited from the Reserve Account                          $0
   Amount Paid to Certificateholders                            $273,741



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Distributions
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   Monthly Principal Distributable Amount                Current Payment  Ending Balance Per $1,000  Factor
   Class A-1 Notes                                                    $0              $0     $0.00    0.00%
   Class A-2 Notes                                                    $0              $0     $0.00    0.00%
   Class A-3 Notes                                           $68,693,666      $9,595,253   $228.98    3.20%
   Class A-4 Notes                                                    $0    $389,660,000     $0.00  100.00%
   Subordinated Note                                                  $0     $30,951,089     $0.00  100.00%
   Class B Certificates                                               $0     $46,927,000     $0.00  100.00%

                                                                   Current        Per
   Interest Distributable Amount                                   Payment        $1,000
   Class A-1 Notes                                                    $0           $0.00
   Class A-2 Notes                                                    $0           $0.00
   Class A-3 Notes                                              $433,199           $1.44
   Class A-4 Notes                                            $2,165,860           $5.56
   Subordinated Note                                            $180,548           $5.83
   Class B Certificates                                         $273,741           $5.83

Carryover Shortfalls
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                                                                  Prior Period    Current     Per
                                                                  Carryover       Payment    $1,000
   Class A-1 Interest Carryover Shortfall                             $0              $0        $0
   Class A-2 Interest Carryover Shortfall                             $0              $0        $0
   Class A-3 Interest Carryover Shortfall                             $0              $0        $0
   Class A-4 Interest Carryover Shortfall                             $0              $0        $0
   Subordinated Note Interest Carryover Shortfall                     $0              $0        $0
   Certificate Interest Carryover Shortfall                           $0              $0        $0

Reserve Account
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   Beginning Period Required Amount                         $104,458,821
   Beginning Period Amount                                  $104,458,821
   Net Investment Earnings                                      $111,034
   Current Period Deposit                                     $1,562,222
   Reserve Fund Draw Amount                                           $0
   Release of Excess Funds                                    $1,673,256
   Ending Period Required Amount                            $104,458,821
   Ending Period Amount                                     $104,458,821

Residual Value Losses
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                                                          Current Period      Cumulative
   Net Sale Proceeds                                         $51,549,199    $542,846,633
   Residual Values                                           $55,282,693    $570,601,528
   Residual Value Losses                                      $3,733,494     $27,754,895

Receivables Data
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   Beginning of Period Lease Balance                        $604,564,254
   End of Period Lease Balance                              $528,713,029

   Delinquencies Aging Profile - End of Period
    Lease Balance                                         Dollar Amount       Percentage
      Current                                               $484,500,263          91.64%
      1-29 days                                              $36,926,042           6.98%
      30-59 days                                              $5,354,098           1.01%
      60-89 days                                              $1,468,372           0.28%
      90-119 days                                               $339,715           0.06%
      120+ days                                                 $124,540           0.02%
      Total                                                 $528,713,029         100.00%
      Delinquent Receivables +30 days past due                $7,286,724           1.38%

   Credit Losses                                          Current Period      Cumulative
      Liquidated Lease Balance                                  $361,645     $15,987,453
      Liquidation Proceeds                                      $217,788     $11,529,121
      Recovery Proceeds                                          $36,284        $499,686
      Net Credit Losses                                         $107,573      $3,958,646



NOTE: Liquidation Proceeds includes proceeds received from repossessed vehicles otherwise included in "Sale Proceeds" or "Termination Proceeds." Recovery Proceeds includes the portion of "Recovery Proceeds" related to specified leases which have been charged-off.


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